UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2021

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2021 annual meeting of shareholders of ImmunoGen, Inc. (the “Company”) held on June 16, 2021 (the “2021 Annual Meeting”), shareholders approved an amendment to our 2018 Employee, Director and Consultant Equity Incentive Plan (the “Equity Incentive Plan”) to increase the number of shares authorized for issuance thereunder by 6,600,000. The Board of Directors of the Company approved the amendment to Equity Incentive Plan on March 31, 2021, subject to shareholder approval.

A summary description of the terms of the Equity Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2021 (the “Proxy Statement”) under the section of the Proxy Statement entitled “Amendment to our 2018 Employee, Director and Consultant Equity Incentive Plan to Increase the Number of Shares Authorized for Issuance Thereunder by 6,600,000 (Proposal 3)” which is qualified by the full text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting, shareholders fixed the number of Directors constituting the full Board of Directors of the Company at seven as follows:

For:	167,306,094
Against:	329,939
Abstain:	193,955
Broker Non-Votes:	0

At the 2021 Annual Meeting, shareholders elected seven Directors as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Stephen C. McCluski	145,375,918	1,741,964	20,712,106
Richard J. Wallace	126,562,219	20,555,663	20,712,106
Mark Goldberg, MD	128,321,398	18,796,484	20,712,106
Dean J. Mitchell	94,723,436	52,394,446	20,712,106
Kristine Peterson	143,411,905	3,705,977	20,712,106
Mark J. Enyedy	127,119,610	19,998,272	20,712,106
Stuart A. Arbuckle	131,470,317	15,647,565	20,712,106

At the 2021 Annual Meeting, shareholders voted to approve the amendment to the Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 6,600,000 as follows:

For:	130,595,055
Against:	16,304,089
Abstain:	218,738
Broker Non-Votes:	20,712,106

At the 2021 Annual Meeting, shareholders voted, on an advisory basis, to approve the compensation paid to our named executive officers, as described in the Proxy Statement (referred to as the “say-on-pay vote”) as follows:

For:	135,809,608
Against:	2,075,011
Abstain:	9,233,263
Broker Non-Votes:	20,712,106

At the 2021 Annual Meeting, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 as follows:

For:	166,546,147
Against:	1,125,212
Abstain:	158,629
Broker Non-Votes:	0

Item 8.01 – Other Events.

On June 16, 2021, the Board of Directors approved amendments to the Company’s Compensation Policy for Non-Employee Directors (as so amended, the “Director Compensation Policy”) effective as of June 16, 2021 to reduce the amount of equity compensation payable thereunder. A copy of the Director Compensation Policy is being filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated into this Item 8.01 by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Amended and Restated 2018 Employee, Director and Consultant Equity Incentive Plan.
10.2	Compensation Policy for Non-Employee Directors, as amended through June 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: June 17, 2021	By:	/s/ Renee Lentini
Renee Lentini Vice President, Chief Accounting Officer